Revenues	12 Months Ended
Dec. 31, 2022
Revenue from Contract with Customer [Abstract]
Revenues
15.	Revenues
The following table presents the disaggregation of revenue from contracts with the customers:

	For the year ended December 31,
	2020	2021	2022
	RMB	RMB	RMB	US$
Revenues - Products
Air mobility solutions	105,351	46,854	38,061	5,519
Smart city management solutions	8,282	7,135	2,133	309
Aerial media solutions	62,241	518	125	18
Others	186	416	456	66

Subtotal-Products	176,060	54,923	40,775	5,912

Revenues - Services
Air mobility solutions	618	1,302	2,326	337
Aerial media solutions	3,415	582	1,216	176

Subtotal-Services	4,033	1,884	3,542	513

Total Revenues	180,093	56,807	44,317	6,425

Payment terms
For the Group’s Air mobility solutions and Aerial media solutions, the Group typically requires a portion of payments upfront and the remaining amounts are contractually due ranging from three to six months. Due to the
COVID-19
impacts, the Group signed subsequent commitment letters with certain customers and extended the payment terms in 2021 and 2022. However, the Company has collected or is in the process of collecting accounts receivable after the due dates agreed in commitment letters. In light of the impacts from the continuous
COVID-19
epidemic and control measures in China, the Group recognized additional provision for accounts receivable for the year ended December 31, 2021 and 2022 (Note 5). Regarding the Smart city management solutions, the timing of billing varies depending on contractual payment schedules with milestone billings and the completion of the quality-assurance warranty period. In instances where the timing of revenue recognition differs from the timing of invoicing, the Group has determined that its contracts do not include a significant financing component at the inception of the contracts.
Contract balances
Contract balances include Accounts receivable, Unbilled revenue and Cost and estimated earnings in excess of billings. Accounts receivable represents the billed and unbilled amounts related to the Company’s rights to consideration as performance obligations are satisfied and the rights to payment become unconditional but for the passage of time. In 2021 and 2022, the decrease in Accounts receivable was mainly due to impairment of balances amounted to RMB59,347 and RMB46,045 (US$6,676
)
provided in the general and administrative expenses in the Group’s consolidated statements of comprehensive loss. The Unbilled revenue was previously recognized from services provided in Aerial media solution. In 2021, the Unbilled revenue was collected, corresponding impairment of balances amounted to RMB2,800 was reversed. In 2022, the increase in Unbilled revenue was primarily due to sales of certain passenger-grade AAVs but unbilled. The receipt of the consideration is subject to conditions other than the passage of time, which is included in Prepayments and Other Current Assets (Note 7). The decrease in Cost and estimated earnings in excess of billings in accordance with the achievement of milestones in the pre-determined
billing terms for
command-and-control
centers, corresponding RMB717 was reclassified from Cost and estimated earnings in excess of billings to Accounts receivable in 2021.
Contract liabilities represent payments received from customers for which the corresponding products or services have not yet been transferred to customers. In 2022, the increase in Contract liabilities was primarily contributed by advance from customers of sales of passenger-grade AAVs. Revenue of RMB3,828 (US$555
)
was recognized during the year ended December 31, 2022 from the balance included in the contract liabilities on January 1, 2022.